Other risks and contingent liabilities	6 Months Ended
Jun. 30, 2020
Other risks and contingent liabilities
Other risks and contingent liabilities

7)  Other risks and contingent liabilities

TOTAL is not currently aware of any exceptional event, dispute, risks or contingent liabilities that could have a material impact on the assets and liabilities, results, financial position or operations of the Group, other than those mentioned below.

Health and oil crises

During the second quarter, the Group faced exceptional circumstances: the COVID-19 health crisis with its impact on the global economy and the oil market crisis with Brent falling sharply to 30$/b on average, gas prices dropping to historic lows and refining margins collapsing due to weak demand.

Oil prices strengthened since the beginning of June, reaching around 40$/b, benefiting from strong compliance with the OPEC+ quotas and the decline of hydrocarbon production in the United States and Canada as well as a recovery in demand.

The oil environment, however, remains volatile, given the uncertainty about hydrocarbon demand related to the outlook for global economic growth and a context of geopolitical instability.

The Group demonstrates discipline in the implementation of its 2020 action plan:

-	Net investments below $14 billion,
-	Savings of $1 billion on operating costs compared to 2019.

TOTAL will continue to profitably grow in low carbon electricity, particularly in renewables, with close to $2 billion of investments in 2020.

In LNG, TOTAL anticipates significant deferred liftings in the third quarter and expects the decline in oil prices observed in the second quarter to have an impact on long-term LNG contract prices in the second half of the year.

Considering the implementation of the OPEC+ quotas and the situation in Libya, the Group now expects 2020 production to be between 2.9 Mboe/d and 2.95 Mboe/d, with a low point in the third quarter during the summer season. The ramp up of Iara’s second FPSO in Brazil will contribute to production growth in the last part of the year. In the Downstream, high inventory levels continue to weigh on refining margins and utilization rates. In Marketing, activity in Europe returned to 90% of its pre-crisis level since June and the Group anticipates that it will remain at a comparable level in the coming months.

The Group’s priority is to generate a level of cash flow that allows it to continue to invest in profitable projects, to preserving an attractive shareholder return and to maintain a strong balance sheet. To this end, the Group’s teams are focused on the four priorities of HSE, operational excellence, cost reduction and cash flow generation.

Yemen

In Yemen, the deterioration of security conditions in the vicinity of the Balhaf site caused the company Yemen LNG, in which the Group holds a stake of 39.62%, to stop its commercial production and export of LNG and to declare force majeure to its various stakeholders in 2015. The plant has been put in preservation mode.